                                                                      Exhibit 99
                                                     [LOGO OF GREENPOINT CREDIT]

GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1998-1

                           MONTHLY REPORT - COMBINED

Determination Date:        10-Dec-98
Remittance Date:           15-Dec-98
Month End Date:            30-Nov-98

--------------------------------------------------------------------------------------------------------------------
 (a)  Class I A Distribution Amount                                                                    5,407,534.23
 (b)  Class I A Distribution Principal                                                                 2,764,735.95
               Scheduled Payments of Principal                                         573,286.32
               Partial Prepayments                                                     237,617.42
               Scheduled Principal Balance Principal Prepayment in Full              1,953,832.21
               Scheduled Principal Balance Liquidated Contracts                              0.00
               Scheduled Principal Balance Repurchases                                       0.00

 (c)  Class I A Interest Distribution                                                                  2,642,798.28
                                                                                                    ---------------
      Class I A Interest Shortfall                                                                             0.00

 (d)  Class I A Remaining Certificate Balance                                                        475,209,330.86
      Class II A Remaining Certificate Balance                                                       248,401,091.32

 (e)  Class II A Distribution Amount                                                                   1,975,800.99
 (f)  Class II A Distribution Principal                                                                1,347,724.34
               Scheduled Payments of Principal                                         265,887.77
               Partial Prepayments                                                      84,582.11
               Scheduled Principal Balance Principal Prepayment in Full                997,254.46
               Scheduled Principal Balance Liquidated Contracts                              0.00
               Scheduled Principal Balance Repurchases                                       0.00

 (g)  Class II A Interest Distribution                                                                   628,076.65
      Class II A Interest Shortfall                                                                            0.00

 (h)  Class I A Pass Through Rate                                                                           6.6350%
      Class II A Pass Through Rate                                                                          6.0356%

 (i)  Monthly Servicing Fee                                                                              606,435.74

 (j)  Delinquency                                                         # of Contracts              Prin. Balance
                                                                          --------------              -------------
          a)  One Monthly Payment Delinquent                                        189                6,215,450.65
          b)  Two Monthly Payments                                                    6                  221,020.33
          c)  Three or more Monthly Payments                                          0                        0.00
                                                                         ----------------    ------------------------
                                                                                    195                6,436,470.98
                                                                         ================    ========================
 (k)  Repurchased Contracts                 Contract Number              Repurchase Price    Difference Paid by Seller
                                                                         ----------------    ------------------------
                                                                                   0.00                        0.00
                                                                         ----------------    ------------------------
                                            Total Repurchases                      0.00                        0.00
                                                                         ================    ========================
 (l)  Repossessions or Foreclosures                                               Number           Actual Balance
                                                                         ----------------    ------------------------
                                                 BOP Repossessions                    0                       $0.00

                                                     [LOGO OF GREENPOINT CREDIT]

GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1998-1

                           MONTHLY REPORT - COMBINED

Determination Date:        10-Dec-98
Remittance Date:           15-Dec-98
Month End Date:            30-Nov-98

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Plus Repossessions this Month             4                    105,346.03
                                                 Less Liquidations                         0                         $0.00
                                                                                  -----------               --------------
                                                 EOP Repossessions                         4                   $105,346.03
                                                                                  ===========               ==============

 (m)  Group I Enhancement Payment                                                                                     0.00
      Group II Enhancement Payment                                                                                    0.00

 (n)  Monthly Advance Group I                                                                                         0.00
      Outstanding Amount Advanced Group I                                                                             0.00
      Monthly Advance Group II                                                                                        0.00
      Outstanding Amount Advanced Group II                                                                            0.00

 (o)  Group I Deposit to Special Account                                                                              0.00
      Group II Deposit to Special Account                                                                             0.00

 (p)  Amount Distributed to Class R Certificateholders                                                          378,171.16

 (q)  Net Weighted Average Contract Rate Group I                                                                     9.54%
      Net Weighted Average Contract Rate Group II                                                                    8.32%

 ( r) Group I Pool Principal Balance percentage                                                                 99.421572%
      Group II Pool Principal Balance percentage                                                                99.460368%

 (s)  Aggregate Deficiency Amounts                                                                                    0.00
      Servicer Deficiency Amounts received                                                                            0.00

 (t)  Net Funds Carryover Amount paid to Class II A Certificateholders                                                0.00
      Net Funds Carryover Amount remaining                                                                            0.00


Special Account Deposit Amount
 (a)  Required Special Account Maximum                                                                       84,256,466.79
 (b)  Unreimbursed draws in the Policy                                                                                0.00
 (c)  Unreimbursed amounts payable to MBIA                                                                            0.00
 (d)  Premiums unpaid                                                                                                 0.00
 (e)  Other amonts payable to MBIA                                                                                    0.00
 (f)  Fees and interest on any draws on the Letter of Credit                                                          0.00
                                                                                                           ---------------
      Special Account Deposit Amount                                                                         84,256,466.79
                                                                                                           ---------------
Required Special Account Maximum
 (a)  Initial Class I Certificate Balance                                             10.60%                477,974,066.81
 (b)  Initial Class II A Certificate Balance                                          13.45%                249,748,815.66
 (c)  Aggregate Principal Balance of Contracts 9 months or more past due                                             0.00


                                                     [LOGO OF GREENPOINT CREDIT]

GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1998-1

                           MONTHLY REPORT - COMBINED

Determination Date:        10-Dec-98
Remittance Date:           15-Dec-98
Month End Date:            30-Nov-98

-----------------------------------------------------------------------------------------------------------------------------------

31-Day Delinquency Percentage                                                                                        0.29%
60-Day Delinquency Percentage                                                                                        0.01%

Liquidated Contracts                                Scheduled Principal             Accrued Interest              Proceeds
      Period Ending:                    30-Nov-98                  0.00                        0.00                   0.00
      Period Ending:
      Period Ending:


Current Realized Losses
      Period Ending:                    30-Nov-98                 0.00%
      Period Ending:                                              0.00%
      Period Ending:                                              0.00%


Current Realized Loss Ratio                                                                   0.00%
Cumulative Realized Losses                                                                    0.00%
Available letter of Credit                                                            84,256,466.79
Draws to the Letter of Credit                                                                  0.00
Reimbursements to the Letter of Credit                                                         0.00
